EXHIBIT 10.17

                      AIRCRAFT INTEREST PURCHASE AGREEMENT

         This Aircraft Interest Purchase Agreement, dated as of April 30, 2004 (this "Agreement") is entered into by and between SMC Advisors, Incorporated, a Kentucky corporation with an address of 4350 Brownsboro Road, Suite 310, Louisville, Kentucky 40207 ("Buyer") and CITIZENS FINANCIAL CORPORATION, a Kentucky corporation with an address of The Marketplace, Suite 300, 12910 Shelbyville Road, Louisville, Kentucky 40243 ("Seller").

                                    RECITALS

         WHEREAS, Seller is the owner of a six and one-quarter percent (6.25%) undivided interest (the "Interest") in Falcon 2000 aircraft serial number 126 bearing United States Registration Number N226QS (the "Aircraft"); and

         WHEREAS, Buyer is willing to purchase the Interest from Seller, and Seller is willing to sell the Interest to Buyer, subject to the rights of the owners of the remaining interests in the Aircraft as provided in the Operative Documents as herein defined (the "Additional Interest Owners"), on the terms and subject to the conditions set forth herein.

                                    AGREEMENT

         NOW,   THEREFORE,  in   consideration   of  the  foregoing,   and   the
representations, warranties, and conditions set forth below, the parties hereto, intending to be legally bound, hereby agree as follows:

1.       Purchase of Interest

1.1 Conveyance of Interest. Subject to the terms and conditions hereof, Seller shall, as of the Closing Date (as hereinafter defined), transfer, convey, assign, set over, bargain, sell and deliver unto Buyer, and Buyer shall purchase from Seller, the Interest (and all aircraft logbooks and inspection, modification and overhaul records, if any, relating to the Aircraft, and, to the extent assignable, all rights of Seller to service and warranty rights with respect to the Aircraft), subject to the rights of the Additional Interest Owners as provided in the Operative Documents. Seller shall deliver to Buyer, on or prior to the Closing Date, a Bill of Sale in the form prescribed by the Federal Aviation Administration (the "FAA") for the Interest (the "Bill of Sale").

1.2 Purchase Price. The total purchase price (the "Purchase Price") to be paid by Buyer to Seller for the Interest shall be Nine Hundred Seventy Thousand Six Hundred Ninety Dollars ($970,690.00), consisting of: [i] Nine Hundred Ninety Three Thousand Seven Hundred Fifty Dollars ($993,750.00), which amount the parties hereby acknowledge was independently determined to be the fair market value of the Interest by NetJets Sales, Inc., less [ii] Twenty Three Thousand Sixty Dollars ($23,060.00), which amount the parties hereby agree is a reasonable allocation of a reasonable approximation of the commission payable to

NetJets Sales, Inc. or another agent on the eventual resale of the Interest by Buyer, to be paid via wire transfer, bank cashier's or certified check, or otherwise as the parties may agree on the Closing Date.

         In the event any sales, use, luxury or similar tax is assessed on Seller with respect to the purchase of the Interest, Buyer hereby covenants and agrees to pay an amount equal to the assessed tax, and any related penalties and interest, to Seller within ten (10) days of receipt of notice thereof from Seller, and Seller shall apply such amount to payment of such tax. Buyer may protest such taxes, provided that it fully indemnifies Seller therefor.

1.3 Closing. The closing of the purchase and sale of the Interest shall occur on or as of April 30, 2004 at 10:00 a.m. or such other date and time as the parties may mutually agree (the "Closing Date") at the offices of Buyer, by mail, or otherwise as the parties may mutually agree.

1.4 Operative Documents. As used herein, the term "Operative Documents" shall mean this Agreement, the Bill of Sale, that certain Assignment and Consent dated as of the Closing Date by and among NetJets Sales, Inc. ("NJS"), NetJets Aviation, Inc. ("NJA"), NetJets Service, Inc. ("Service"), Buyer and Seller (the "Assignment and Consent"), and each of the following agreements as assigned by Seller to Buyer pursuant to the Assignment and Consent and as further defined therein: the Management Agreement, the Master Interchange Agreement; and the Owners Agreement. In furtherance and not in limitation of the Assignment and Consent, Buyer hereby assumes the obligations of Seller under the Management Agreement, the Master Interchange Agreement and the Owners Agreement effective from the Closing Date, subject to the consummation of the purchase and sale contemplated hereby.

2.       Representations and Warranties

2.1      Representations  and  Warranties  of  Seller.   Seller  represents  and
warrants to, and covenants and agrees with Buyer, as follows:

(a) On the Closing Date, so far as Seller shall be aware, (i) the Aircraft will be in good working order and repair and have a valid Certificate of Airworthiness issued by the FAA with all applicable airworthiness directives and inspections current; and (ii) no defaults or conditions will exist that, with the passage of time or giving of notice or both, would constitute defaults under any agreement, instrument or document to which Seller is a party relating to the Aircraft or the Interest or by which the Aircraft or the Interest is bound.

(b) On the Closing Date, Seller shall own, and by this Agreement and the Bill of Sale shall convey to Buyer, good and marketable title to the Interest free and clear of any and all leases, liens, claims, rights to purchase and encumbrances other than the rights of any Additional Interest Owners as provided in the Operative Documents.

(c) Seller is a corporation validly existing under the laws of the Commonwealth of Kentucky and has all power and authority to own or lease its properties and to carry on its business where such properties are located and such business is conducted. Seller has the power and authority to enter into this  Agreement,  to execute,  deliver and  receive  all other  instruments  and documents executed and delivered and received in connection with the transactions herein referred to and to carry out the sale and transfer of the Interest to Buyer and the transactions contemplated hereunder and thereunder. Seller has the power and authority to execute and deliver the Operative

Documents and any other documents and instruments required to be executed and delivered by it.

(d) There is no action, suit or proceeding pending against Seller before or by any court, administrative agency or other governmental authority that brings into question the validity of, or in any way legally or financially (in the case of performance) impairs, the execution, delivery or performance by Seller of any Operative Document.

(e) The execution and delivery of the Operative Documents by Seller and the performance by it of its obligations thereunder, including, without limitation, the conveyance of the Interest and the acceptance of the Purchase Price in exchange therefor, have been duly authorized by all necessary corporate action of Seller and do not violate or conflict with (i) any provision of Seller's Articles of Incorporation or By-Laws, or (ii) any law or any order, writ, injunction, decree, rule or regulation of any court, administrative agency or any other governmental authority.

(f) The Operative Documents to be executed and delivered by Seller constitute the valid and binding obligations of Seller enforceable in accordance with their respective terms, subject, however, to (i) laws of general application affecting creditors' rights and (ii) judicial discretion, to which equitable remedies are subject.

(g) Seller is not subject to any restriction (that has not been complied with) or agreement that, with or without the giving of notice, the passage of time, or both, prohibits or would be violated by, or be in conflict with, the execution, delivery and consummation of the Operative Documents and the transactions contemplated thereby.

(h) So far as Seller shall be aware, the Aircraft has been inspected and maintained within the twelve (12) month period preceding the date hereof in accordance with the provisions of 14 CFR s.s. 91.409 and all applicable requirements for maintenance and inspection thereunder have been complied with.

(i) EXCEPT AS SPECIFICALLY SET FORTH IN THIS AGREEMENT OR IN THE BILL OF SALE THERE ARE NO WARRANTIES OR REPRESENTATIONS OF ANY KIND OR NATURE, EXPRESS OR IMPLIED, CONCERNING THE TRANSACTION CONTEMPLATED BY THIS AGREEMENT, OR THE AIRCRAFT, ITS CONDITION, ITS FITNESS FOR A PARTICULAR PURPOSE, ITS AIRWORTHINESS, ITS DESIGN, ITS OPERATION, ITS MERCHANTABILITY OR WITH RESPECT TO PATENT INFRINGEMENT OR THE LIKE. SELLER SHALL, IN NO EVENT, BE LIABLE TO BUYER FOR ANY INDIRECT, SPECIAL OR CONSEQUENTIAL DAMAGES CAUSED, DIRECTLY OR INDIRECTLY, BY THE AIRCRAFT OR ANY INADEQUACY THEREOF FOR ANY PURPOSE, OR ANY DEFICIENCY THEREIN, OR THE USE OR MAINTENANCE THEREOF, OR ANY REPAIRS, SERVICING OR ADJUSTMENTS THERETO EXCEPT AS PROVIDED IN THE OPERATIVE DOCUMENTS.

2.2 Representations and Warranties of Buyer. Buyer represents and warrants to, and agrees with, Seller as follows:

(a) Buyer is a corporation validly existing under the laws of the Commonwealth of Kentucky and has all power and authority to own or lease its properties and to carry on its business where such properties are located and such business is conducted. Buyer has the power and authority to enter into this Agreement, to execute, deliver and receive all other instruments and documents executed and delivered and received in connection with the transactions herein referred to and to carry out the purchase of the Interest from Seller and the transactions contemplated hereunder and thereunder. Buyer has the power and authority to execute and deliver the Operative Documents and any other documents and instruments required to be executed and delivered by it.

(b) There is no action, suit or proceeding pending against Buyer before or by any court, administrative agency or other governmental authority that brings into question the validity of, or in any way legally or financially (in the case of performance) impairs, the execution, delivery or performance by Buyer of any Operative Document.

(c) The execution and delivery of the Operative Documents by Buyer and the performance by it of its obligations thereunder, including, without limitation, the conveyance of the Interest and the payment of the Purchase Price in exchange therefor, have been duly authorized by all necessary corporate action of Buyer and do not violate or conflict with (i) any provision of Buyer's Articles of Incorporation or By-Laws, or (ii) any law or any order, writ, injunction, decree, rule or regulation of any court, administrative agency or any other governmental authority.

(d) The Operative Documents to be executed and delivered by Buyer constitute the valid and binding obligations of Buyer enforceable in accordance with their respective terms, subject, however, to (i) laws of general application affecting creditors' rights and (ii) judicial discretion, to which equitable remedies are subject.

(e) Buyer is not subject to any restriction (that has not been complied with) or agreement that, with or without the giving of notice, the passage of time, or both, prohibits or would be violated by, or be in conflict with, the execution, delivery and consummation of the Operative Documents and the transactions contemplated thereby.

(f) Buyer is a citizen of the United States (as defined in 49 U.S.C. s.s. 40101, et seq., as amended) and covenants and agrees that it will remain such for so long as it retains the Interest, and that the Aircraft will continue to be registered in the United States.

3.       Indemnification

         Each of Seller and Buyer will indemnify the other and protect, defend and hold it harmless from and against any and all loss, cost, damage, injury or expense, including, without limitation, reasonable attorneys' fees, wheresoever and howsoever arising that the indemnified party or its stockholders, or any of its, or their, directors, officers, agents, employees, stockholders or partners, may incur by reason of any breach of the indemnifying party of any of its representations or obligations set forth in the Operative Documents. In the event any claim for indemnification hereunder arises on account of a claim or action made or instituted by a third person against the non-indemnifying party, the non-indemnifying party shall notify the indemnifying party promptly after receipt of notice by the non-indemnifying party that such claim was made or that such action was commenced. The indemnifying party shall be entitled to participate in the defense of any such claim or action by counsel of its own choosing. If the indemnifying party shall participate in the defense of such claim or action, the same shall not be settled without its prior written consent (which consent shall not unreasonably be withheld) unless the indemnifying party shall deny or fail to confirm after written request the other's right to indemnification. Each of Seller and Buyer also hereby indemnifies and shall hold the other harmless against any loss sustained or reasonable expense incurred by the other as the direct result of or arising out of the imposition on the Aircraft or the Interest of any federal or other tax lien or the foreclosure thereof by virtue of the failure to pay or underpayment by the indemnifying party of the federal or other taxes payable by such indemnifying party.

4.       Benefits of Representations, Warranties, Etc.

         Seller hereby assigns to Buyer (to the extent assignable) the benefits of all warranties, representations, covenants and indemnities made to Seller by, or which Seller is entitled to enforce against, the manufacturer of the Aircraft.

5.       Conditions Precedent to Closing

5.1 Seller's obligations to sell the Interest to Buyer shall be subject to the execution by Buyer of all Operative Documents to which it is to be a party and to performance by Buyer of all of its agreements thereunder to be performed on or prior to the Closing Date including the obligation of Buyer to make the payments set forth in Section 1.2 hereof.

5.2 Buyer's obligations to purchase the Interest from Seller shall be subject to the execution by Seller of all Operative Documents to which it is to be a party and to performance by Seller of all of its agreements hereunder to be performed on or prior to the Closing Date and to the satisfaction of the following conditions:

(a)      Buyer  shall   have  obtained  financing   of  the  Purchase  Price  on
         commercially reasonable terms;

(b) Arrangements satisfactory to Buyer shall have been made with respect to the registration of Buyer's Interest with the FAA;

(c) Seller shall present Buyer with evidence of Seller's title to the Aircraft to the extent of the Interest subject only to the rights of the Additional Interest Owners;

(d) NJA shall have consented to the assignment of the Management Agreement by Seller to Buyer, a copy of such agreement Buyer acknowledges has been previously delivered to, reviewed and agreed to by Buyer; and

(e) Service shall have consented to the assignment of the Master Interchange Agreement by Seller to Buyer, a copy of such agreement Buyer acknowledges has been previously delivered to, reviewed and agreed to by Buyer.

6.       Other Agreements

6.1 Use of Aircraft by Seller. For a period of two (2) years from the Closing Date, Seller shall retain the right to use the Aircraft for as many flight hours as it may desire, up to thirty percent (30%) of the hours allotted to Buyer in connection with the Interest, subject to Buyer's approval of scheduling, which approval shall not be unreasonably withheld. As consideration for such use, Seller shall pay thirty percent (30%) of the Monthly Management Fee payable to NJA under the terms of the Management Agreement for each of the twenty-four (24) months following the Closing Date, in addition to all costs incurred based on the actual use of the Aircraft, including, but not limited to the Occupied Hourly Rate Charges (as defined in the Management Agreement) and overnight expenses for the Aircraft's flight crew. Furthermore, Seller agrees to pay thirty percent (30%) of the finance costs (including interest and closing costs) actually incurred by Buyer for a period of two (2) years from the Closing Date in connection with Buyer's financing of the Purchase Price.

6.2 Invoicing for Seller's Use. For a period of two (2) years from the Closing Date, Buyer agrees that it shall invoice Seller for the costs referenced in Section 6.1 above, and shall include copies of invoices received from NJA, NJS, Service and the lender from whom Buyer obtains financing for the Purchase Price to substantiate the amounts for which Seller is invoiced. Seller's obligation to pay the costs referenced in Section 6.1 above shall be contingent upon Seller's receipt of an invoice for such amounts.

7.       Miscellaneous

7.1 Survival. The representations and warranties made herein shall survive the execution and delivery of this Agreement and the consummation of the transactions described herein.

7.2 Successors and Assigns. The rights and obligations of the parties hereunder shall inure to the benefit of, and be binding and enforceable upon, the respective successors, assigns and permitted transferees of either party.

7.3 Notices. Any notice, request or other communication to either party by the other hereunder shall be given in writing and shall be deemed given on the earlier of the date the same is (i) personally delivered with receipt acknowledged, or (ii) telecopied at time of transmission, or (iii) three days after mailed by certified mail, return receipt requested, postage prepaid and addressed to the party for which it is intended at the address as set forth in the introductory paragraph of this Agreement, together with a copy to any addressee as may be designated by a party by notice hereunder. The place to which notices or copies of notices are to be given to either party may be changed from time to time by such party by written notice to the other party.

7.4 Entire Agreement. This Agreement constitutes the entire understanding among the parties and there are no representations or warranties, conditions, covenants or agreements other than as set forth expressly herein and in the Operative Documents, and any changes or modifications hereto or thereto must be in writing and signed by authorized representatives of both parties.

7.5 Governing Law. This Agreement and all actions arising out of or in connection with this Agreement shall be governed by and construed in accordance with the laws of the Commonwealth of Kentucky, without regard to the conflicts of law provisions of the Commonwealth of Kentucky or of any other state.

7.6 Captions. Captions used herein are inserted for reference purposes only and shall not affect the interpretation or construction of this Agreement.

7.7      Counterparts.   This  Agreement   may  be  executed  in   two  or  more
counterparts, each of which shall be deemed to be an original, but all of which together shall constitute one and the same instrument.

7.8 Amendments. This Agreement may be amended or varied only by documents, in writing, of even or subsequent date hereof, executed by Buyer and Seller.

7.9 Further Assurances. Each party hereto shall execute and deliver all such further instruments and documents as may reasonably be requested by the other party in order to fully carry out the intent and accomplish the purposes of the Operative Documents and the transactions referred to therein.

7.10 Severability. Any term or provision of this Agreement which is invalid or unenforceable in any jurisdiction shall, as to that jurisdiction, be ineffective to the extent of such invalidity or unenforceability without rendering invalid or unenforceable the remaining terms and provisions of this Agreement or affecting the validity or enforceability of any of the terms or provisions of this Agreement in any other jurisdiction. If any provision of this Agreement is so broad as to be unenforceable, the provision shall be interpreted to be only so broad as is enforceable.



                         [Signatures on following page]

                  IN WITNESS WHEREOF, each of the parties has caused this Agreement to be executed on its behalf as of the day and year first above written.

                    SMC Advisors, Incorporated

                    ("Buyer")





                    By:      s/ Darrell R. Wells



                    Name:    Darrell R. Wells



                    Title:   President





                    CITIZENS FINANCIAL CORPORATION ("Seller")





                    By:      s/ Len E. Schweitzer



                    Name:    Len E. Schweitzer



                    Title:   Vice President, Accounting, Treasurer and Secretary



                    Authority:   Resolutions  of  the   Board  of  Directors  on
                                 May 19, 2003, April 15, 2004 and April 27, 2004